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                  EXHIBIT NO. (23)(b)
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                                    EXHIBIT NO. (23)(b)








CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 5, 1993 included or incorporated by reference in Consumers Power Company's Form 10-K for the year ended December 31, 1992 and to all references to our Firm included in this registration statement.



                                    ARTHUR ANDERSEN & CO.

Detroit, Michigan,
February 4, 1994.


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